SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 22, 2003


                              ORPHAN MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-24760                  41-1784594
          --------                    -------                  ----------
(State or other jurisdiction   (Commission file number)     (I.R.S. employer
      of incorporation)                                   identification number)


        Suite 250,
 13911 Ridgedale Drive,
      Minnetonka, MN                   55305                (952) 513-6900
      --------------                   -----                --------------
  (Address of principal              (zip code)       (Registrant's telephone
    executive offices)                              number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.   Other Events.
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The diluted earnings per share for the three and six months ended June 30, 2003 were erroneously reported in the press release issues on July 22, 2003, as $2.11 and $1.80, respectively. The correct diluted earnings per share for the three and six months ended June 30, 2003 should be $2.06 and $1.75, respectively. The weighted average shares used to calculate diluted earnings per share for the three and six months ended June 30, 2003 were erroneously reported as 12,396,000 and 12,412,000, respectively. The correct amounts for the three and six months ended June 30, 2003 should be 12,709,000 and 12,781,000, respectively. The corrected amounts are included in the attached press release.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

Exhibit 99.1 - Press release dated July 22, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2003                         ORPHAN MEDICAL, INC.


                                            /s/ Timothy G. McGrath
                                            -------------------------------
                                            Timothy G. McGrath
                                            Chief Financial Officer
                                            (duly authorized officer and
                                            principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number                              Description
-------                             -----------

99.1     Press release dated July 22, 2003